Exhibit 10.42

Execution Version

SUBORDINATED CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT

This SUBORDINATED CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of August 5, 2011, by and among Mascoma Corporation, a Delaware corporation (the “Company”), the initial purchasers listed on Exhibit A attached hereto (each an “Initial Purchaser” and collectively the “Initial Purchasers”) and the additional purchasers listed on Exhibit B attached hereto (each an “Additional Purchaser” and collectively the “Additional Purchasers”). The Initial Purchasers and the Additional Purchasers are referred to herein as the “Purchasers,” and each individually a “Purchaser.” Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Notes (as defined below).

A. The Company currently requires funds to help finance its continued operations.

B. The Purchasers are willing to advance funds to the Company in exchange for the issuance to them of certain subordinated convertible promissory notes evidencing the Company’s obligation to repay the Purchasers’ loans of the advanced funds, all as provided in this Agreement.

NOW THEREFORE, the parties hereby agree as follows:

ARTICLE 1

PURCHASE, SALE AND TERMS OF NOTES; ISSUANCE OF WARRANTS

1.01 The Notes. The Company has authorized the issuance and sale to the Purchasers of the Company’s Subordinated Convertible Promissory Notes in the original aggregate principal amount of up to $50,000,000. The Subordinated Convertible Promissory Notes shall be substantially in the form set forth as Exhibit C hereto and are herein referred to individually as a “Note” and collectively as the “Notes,” which terms shall also include any notes delivered in exchange or replacement therefor.

1.02 Purchase and Sale of Notes.

(a) The Initial Closing. The Company agrees to issue and sell to the Initial Purchasers, and, subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Initial Purchasers agree to purchase the Notes in the principal amounts set forth opposite each Initial Purchaser’s name on Exhibit A hereto under the heading “Principal Amount of Notes To Be Purchased at the Initial Closing”. Such purchase and sale shall take place at a closing (the “Initial Closing”) to be held remotely via the exchange of documents on the date hereof at 12:00 p.m., Boston time, or at such other time or place as may be mutually agreed upon by the Company and the Initial Purchasers purchasing at least a majority of the principal amount of the Notes actually purchased at the Initial Closing.

(b) Follow-On Closings. Following the Initial Closing and no later than August 15, 2011, Company will offer up to $40,000,000 in the total principal amount of Notes to (i) the Additional Purchasers on a pro rata basis (based on shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), issuable upon conversion of the Preferred Stock (as defined below) held by such holders), and (ii) the Initial Purchasers who wish to purchase in excess of the amounts purchased at the Initial Closing. Any Additional Purchaser who commits to purchase Notes shall execute an Additional Purchaser signature page to this Agreement, in substantially the form attached hereto as Schedule A, and shall thereafter be bound by this Agreement as an Additional Purchaser. Exhibit A and Exhibit B attached hereto shall be updated to include the principal amount of Notes that each Initial Purchaser or Additional Purchaser, as applicable, has committed to purchasing at the Follow-On Closings (as defined below). The purchase and sale of the Notes to the Additional Purchasers and the Initial Purchasers who have elected to participate in one or more closing or a series of closings subsequent to the Initial Closing will be held no later than August 15, 2011 (the “Follow-On Closings” and, together with the Initial Closing, the “Closings”). Any Notes offered to the Additional Purchasers that are not purchased by the Additional Purchasers may be purchased by the Initial Purchasers or the Additional Purchasers on a pro rata basis to the Notes purchased by such other Purchasers or on such other basis as may be agreed upon by the Company and the Purchasers holding at least a majority of the principal outstanding under the then outstanding Notes.

(c) The Closings. At each Closing, each Purchaser participating in such Closing will deliver to the Company as payment in full for the Note to be purchased by such Purchaser at such Closing, by (i) a check payable to the Company’s order, (ii) wire transfer of funds to the Company, or (iii) any combination of the foregoing. At each Closing, the Company will issue and deliver to each Purchaser participating in such Closing a duly executed Note in the principal amount funded by such Purchaser at such Closing. The Company shall send the Notes to the Purchasers at the addresses furnished to the Company for that purpose.

1.03 Issuance of Warrants. The Company shall issue a warrant in substantially the form attached hereto as Exhibit D (each, a “Warrant” and collectively the “Warrants”) to each Purchaser upon the first to occur of a (i) Qualified Financing or (ii) IPO , in accordance with the following terms:

(a) Issuance upon a Qualified Financing: Provided a Purchaser has purchased at least its Pro Rata Portion of Notes (as defined below), the following shall apply: (i) if the Notes are converted into New Equity Securities upon a Qualified Financing Closing, in connection with such conversion, the Company shall issue to each such Purchaser a Warrant, for that number of shares of New Equity Securities as is equal to twenty-five percent (25%) of the New Equity Securities acquired by such Purchaser upon conversion of that portion of the Notes that such Purchaser purchased up to and including such Purchaser’s Pro Rata Portion of Notes (as defined below); (ii) provided

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that if such Purchaser has purchased greater than such Purchaser’s Pro Rata Portion of Notes, such Purchaser additionally shall be entitled to receive that number of shares of New Equity Securities as is equal to fifty percent (50%) of the New Equity Securities acquired by such Purchaser upon conversion of that portion of the Notes that such Purchaser purchased in excess of such Purchaser’s Pro Rata Portion of Notes; and

(b) Issuance upon an IPO: Provided a Purchaser has purchased at least its Pro Rata Portion of Notes, the following shall apply: (i) if the Notes are converted into Common Stock upon an IPO, in connection with such conversion, the Company shall issue to each such Purchaser a Warrant for that number of shares of Common Stock as is equal to twenty-five percent (25%) of the Common Stock acquired by such Purchaser upon conversion of that portion of the Notes that such Purchaser purchased up to and including such Purchaser’s Pro Rata Portion of Notes (as defined below); (ii) provided that if such Purchaser has purchased greater than such Purchaser’s Pro Rata Portion of Notes, such Purchaser additionally shall be entitled to receive that number of shares of Common Stock as is equal to fifty percent (50%) of the Common Stock acquired by such Purchaser upon conversion of that portion of the Notes that such Purchaser purchased in excess of such Purchaser’s Pro Rata Portion of Notes.

For purposes of this Agreement, “Pro Rata Portion of Notes” means the aggregate principal amount of Notes for such Purchaser set forth opposite such Purchaser’s name on Schedule 1.03 attached hereto, which shall be updated in connection with the Follow-On Closings to add in the Additional Purchasers.

1.04 No Usury. This Agreement and each Note issued pursuant to the terms of this Agreement are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Purchasers hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the Commonwealth of Massachusetts and the State of New Hampshire. If at any time the performance of any provision hereof or any Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the agreed upon interest rate as set forth in the Notes shall be reduced to such limit, it being the specific intent of the Company and the Purchasers hereof that all payments under this Agreement or any Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth in the Note, or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this paragraph shall never be superseded or waived and shall control every other provision of this Agreement and any Note.

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ARTICLE 2

CONDITIONS TO THE PARTIES’ OBLIGATIONS

2.01 Conditions to the Purchasers’ Obligations. The respective and several obligations of each Purchaser to purchase and pay for the Notes to be purchased by it at each Closing are subject to the fulfillment or waiver, on or before each Closing, of each of the following conditions:

(a) Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true in all material respects on the date of each Closing.

(b) Performance by the Company. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c) Delivery of Notes. The Company shall have executed and delivered to each Purchaser a Note, in the form attached hereto as Exhibit C, evidencing the Company’s indebtedness to such Purchaser in the amount set forth opposite such Initial Purchaser’s name on Exhibit A under the heading “Principal Amount of Notes To Be Purchased at the Initial Closing” (in the case of the Initial Closing) or the amount set forth such Purchaser’s name on Exhibit A or Exhibit B, as applicable, under the heading “Principal Amount of Additional Notes to be Purchased at the Follow-On Closings” (in the case of Additional Notes issued at the Follow-On Closings).

(d) Anti-Dilution Waiver. The holders of the Company’s Preferred Stock shall have waived the application of the anti-dilution rights of the Preferred Stock contained in the Company’s Eighth Amended and Restated Charter, as amended from time to time (the “Restated Charter”), with respect to the sale and issuance of the Notes and Warrants in addition to any equity securities, including the New Equity Securities or Common Stock, as the case may be, issued upon conversion of the Notes or exercise of the Warrants (the “Conversion Securities”), and shares of Common Stock issuable upon conversion of the Conversion Securities, if applicable.

2.02 Condition to the Company’s Obligations. The respective and several obligations of the Company to issue and sell the Notes to the Purchasers at each Closing are subject to the fulfillment or waiver, on or before each Closing of the following condition:

(a) Subordination Agreement. On or prior to the Initial Closing, in the case of the Initial Purchasers, and the applicable Follow-On Closing with respect to the Additional Purchasers, the Company and each of Purchasers shall have entered into a subordination agreement with Pinnacle Ventures L.L.C. (“Pinnacle”) to acknowledge that the Notes issued pursuant to this Agreement are subordinated to the amounts owed

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by the Company pursuant to that certain Loan and Security Agreement, dated as of June 1, 2011, by and between the Company and Pinnacle, as amended from time to time.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each of the Purchasers as follows, each of which representation and warranty is true and correct as of the date hereof:

3.01 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. Except as set forth in Section 3.01 of the Disclosure Schedule attached hereto as Exhibit E, the Company is duly qualified as a foreign corporation and is in good standing in all such other jurisdictions (which jurisdictions are listed in Section 3.01 of the Disclosure Schedule) in which the conduct of its business or its ownership or leasing of property requires such qualification and in which the failure so to qualify or so to be in good standing would have a materially adverse effect on the Company’s operations or financial condition.

3.02 Authorization. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered on behalf of the Company and constitute the valid and binding obligations of the Company, enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement, the issuance, sale and delivery of the Notes and compliance with the provisions hereof and thereof by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of current law, statute, rule, regulation, ordinance or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body binding upon the Company or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under the Restated Charter or the Company’s By-laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Company is a party or by which it or any of its property is bound or affected.

3.03 Capitalization. The entire authorized capital stock of the Company, immediately prior to the Initial Closing, consists of:

(a) 75,000,000 shares of Common Stock, par value $0.001 per share, of which (i) 7,724,742 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, with no person liability attaching to the ownership thereof; (ii) 5,000,000 shares have been

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reserved for issuance upon conversion of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”); (iii) 5,162,500 shares have been reserved for issuance upon conversion of the Company’s Series Al Preferred Stock, par value $0.001 per share (the “Series A-1 Preferred Stock”); (iv) 11,498,128 shares have been reserved for issuance upon conversion of the Company’s Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”); (v) 9,957,105 shares have been reserved for issuance upon conversion of the Company’s Series C Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”); (vi) 17,996,223 shares have been reserved for issuance upon conversion of the Company’s Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock” and, together with the Series A Preferred Stock, the Series A-1 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, the “Preferred Stock”); (vii) 14,250,000 shares are reserved for issuance pursuant to the exercise of options that have or may be granted from time to time under any Plan (as defined in the Stockholders Agreement); and (viii) 1,000,000 shares have been reserved for issuance upon the exercise of certain warrants issued in connection with a financing and a strategic acquisition; and

(b) 49,613,956 shares of Preferred Stock, par value $0.001 per share, of which: (i) 5,000,000 shares have been designated shares of Series A Preferred Stock and have been duly and validly issued and are outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, (ii) 5,162,500 shares have been designated shares of Series Al Preferred Stock, of which, (A) 5,000,000 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and (B) 162,500 shares have been reserved for issuance upon conversion of a certain warrant issued in connection with a debt financing, (iii) 11,498,128 shares have been designated shares of Series B Preferred Stock of which, (A) 11,235,955 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and (B) 262,173 shares have been reserved for issuance upon conversion of a certain warrant issued in connection with a debt financing; (v) 9,957,105 shares have been designated shares of Series C Preferred Stock, of which, (A) 9,777,418 shares have been duly and validly issued and are outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and (B) 179,687 shares have been reserved for issuance upon conversion of a certain warrant issued in connection with a debt financing; and (vi) 17,996,223 shares have been designated shares of Series D Preferred Stock, of which, (A) 15,305,084 shares have been issued and are outstanding, and (B) 2,691,139 shares have been reserved for issuance upon conversion of certain warrants issued in connection with a financing.

Section 3.03 of the Disclosure Schedule contains a list of all holders of Common Stock and options, warrants or rights to purchase Common Stock, in each case including the number of shares of Common Stock held by, or subject to purchase pursuant to the

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exercise of any option, warrant or right held by, each such holder. Except as set forth in Section 3.03 of the Disclosure Schedule or as being issued pursuant to this Agreement, there are no outstanding shares of capital stock of the Company or warrants, options, agreements, convertible securities or other commitments pursuant to which the Company is or may become obligated to issue any shares of its capital stock or other securities of the Company. Except as set forth in Section 3.03 of the Disclosure Schedule, the number of shares of capital stock, if any, reserved for issuance is not subject to adjustment by reason of the issuance of the Notes and Warrants. Except as set forth in Section 3.03 of the Disclosure Schedule and except as set forth in the Stockholders Agreement, or that certain Third Amended and Restated Voting Agreement, dated as of August 31, 2010, as amended, by and among the Company and the other parties thereto, as amended, there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provision of law, the Restated Charter or the By-laws or any agreement to which the Company is a party, or otherwise, and there is no agreement, restriction or encumbrance with respect to the sale or voting of any shares of the Company’s capital stock (whether outstanding or issuable upon conversion or exercise of outstanding securities). The Company has not violated the Securities Act of 1933, as amended (the “Securities Act”), or any state blue sky or securities law in connection with the issuance of any shares of Common Stock or other securities prior to the date hereof.

(c) Except as set forth in Section 3.03 of the Disclosure Schedule, all Common Stock issued vests in equal monthly installments over four years following the vesting commencement date and no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of (i) termination of employment or consulting services (whether actual or constructive); (ii) any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company; or (iii) the occurrence of any other event or combination of events.

(d) All outstanding shares of Common Stock and Preferred Stock, and all shares of Common Stock and Preferred Stock issuable upon the exercise or conversion of outstanding options, warrants or other exercisable or convertible securities are subject to a market standoff or “lockup” agreement of not less than 180 days following the Company’s initial public offering.

3.04 Litigation. There is no action, suit, claim, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company or any of its properties, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign that challenges the validity or enforceability of, or seeks the enjoin the performance of this Agreement or the transactions contemplated hereby.

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3.05 Complete Disclosure. To the Company’s knowledge, neither the Agreement, as qualified by the Disclosure Schedule, nor any other documents or certificates furnished or to be furnished in connection herewith, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.06 Financial Statements. The Company has delivered to the Purchasers its unaudited balance sheet and statement of operations for the fiscal year ended December 31, 2010 and the period ended June 30, 2011 (the “Financial Statements”). As of the Initial Closing, the Financial Statements are correct in all material respects and present fairly the financial condition and operating results of the Company as of the date(s) and during the period(s) indicated therein. The unaudited Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the period indicated, except as disclosed therein. The unaudited Financial Statements do not contain additional financial statements and footnotes required under GAAP, and are subject to normal year-end adjustments.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser represents and warrants to the Company that: (a) it has full power and authority to enter into and perform this Agreement in accordance with its terms, and it was not organized for the specific purpose of acquiring the Notes, the Warrants, or shares of Common Stock or New Equity Securities issuable upon conversion of the Notes (collectively, the “Securities”); (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (c) it has made an investigation of the Company and its business as it deemed necessary and has had an opportunity to discuss and review the Company’s business, management and financial affairs with the Company’s management as it deemed necessary; (d) the Securities being purchased by it are being acquired for its own account for the purpose of investment and not with a view to the public resale or distribution thereof within the meaning of the Securities Act; (e) it understands that (i) the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 504, 505 or 506 promulgated under the Securities Act, (ii) under the Securities Act and applicable regulations thereunder the Securities may be resold without registration under the Securities Act only in certain limited circumstances, (iii) the certificates evidencing the Securities will bear a legend substantially similar to that set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON

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TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

and (iv) the Company will make a notation on its transfer books to such effect; (f) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of it, enforceable in accordance with the terms of the Agreement; and (g) it is an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act.

ARTICLE 5

MISCELLANEOUS

5.01 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

5.02 Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement, the Notes or the Warrants may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall obtain consent thereto in writing from the Purchasers holding at least a majority of the principal outstanding under the then outstanding Notes (the “Requisite Purchasers”), provided that the Company shall be permitted to update Schedule 1.03, and Exhibits A and B without the consent of the Requisite Purchasers. Any amendment or waiver effected in accordance with this Section 5.02 shall be binding upon each holder of Notes then outstanding, each future holder of such securities and the Company; provided, however, that no amendment shall be effective against a Purchaser which materially and adversely affects such Purchaser’s rights under this Agreement or under any Notes in a manner that is adverse to and materially different from the effect on other Purchasers in Notes, without such Purchaser’s written consent.

5.03 Addresses for Notices, etc. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon

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personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission, or four (4) business days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company’s name on the signature page of this Agreement, and (ii) if to a Purchaser, at such Purchaser’s address as set forth on Exhibit A or Exhibit B, or at such other address as the Company or such Purchaser may designate by advance written notice to the other parties hereto. For purposes of this Section 5.03, a “business day” means a weekday on which banks are open for general banking business in New York City, New York.

5.04 Binding Effect; Assignment. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and assigns.

5.05 Headings; Interpretation. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement and (iii) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

5.06 No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Purchaser or any of its directors, officers, partners, members, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

5.07 Survival of Representations and Warranties. The representations and warranties of the Company and the Purchasers contained herein shall survive each Closing. Each of the Purchasers and the Company may rely on such representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person.

5.08 Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any other prior understandings or agreements concerning the subject matter hereof.

5.09 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

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5.10 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

5.11 Payment of Fees. Each of the Company and the Purchasers shall pay its own legal and financial advisory fees.

5.12 Counterpart; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

5.13 Entire Agreement. This Agreement, together with all exhibits hereto and the Notes, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

5.14 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

5.15 Amendment to the Restated Charter. The Company and the Purchasers shall use their best efforts, immediately prior to an IPO or a Qualified Financing, as the case may be, to amend the Restated Charter to authorize sufficient additional capital stock of the Company to allow for the issuance of the applicable Conversion Securities and shares of Common Stock issuable upon conversion of the Conversion Securities, if applicable.

5.16 Amendment to the Registration Rights Agreement. The Company and the Purchasers shall use their best efforts, immediately prior to an IPO or a Qualified Financing, as the case may be, to amend the Third Amended and Restated Registration Rights Agreement, dated as of August 31, 2010, by and among the Company and the other parties thereto, as amended (the “Registration Rights Agreement”) to include the applicable Conversion Securities and shares of Common Stock issuable upon conversion of the Conversion Securities, if applicable, as part of the term, “Registrable Securities,” defined therein.

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IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

MASCOMA CORPORATION

By:	/s/ William J. Brady
Name: William J. Brady
Title: Chief Executive Officer

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

KHOSLA VENTURES I, L.P.

By:	Khosla Ventures Associates I, LLC, a Delaware limited liability company and general partner of Khosla Ventures I, LP

By:	/s/ David Weiden
Name:	David Weiden
Title:	Member

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

SUNOPTA INC.

By:	/s/ Chris Snowden
Name: Chris Snowden
Title: VP & Treasurer

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

FLAGSHIP VENTURES FUND 2004, L.P.

By:	its General Partner
Flagship Ventures General Partner LLC

By:	/s/ Noubar B. Afeyan
Manager

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

GC ENTREPRENEURS FUND IV, L.P.
By	General Catalyst Partners IV, L.P.,
its General Partner
By	General Catalyst GP IV, LLC,
its General Partner

By:	/s/ William J. Fitzgerald
Name:	William J. Fitzgerald
Title:	Member and Chief Financial Officer

GENERAL CATALYST GROUP IV, L.P.
By	General Catalyst Partners IV, L.P.,
its General Partner
By	General Catalyst GP IV, LLC,
its General Partner

By:	/s/ William J. Fitzgerald
Name:	William J. Fitzgerald
Title:	Member and Chief Financial Officer

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

KPCB HOLDINGS, INC.

By:	/s/ Eric Keller
Name:	Eric Keller
Title:	President

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

BLACKROCK INVESTMENT MANAGEMENT (UK) LIMITED ACTING AS DISCRETIONARY INVESTMENT MANAGER FOR BGF NEW ENERGY FUND

/s/ J. Freedman	By:	/s/ Peppy Allonby
J. Freedman		Name: P. Allonby
Fund Manager		Title: Fund Manager

BLACKROCK INVESTMENT MANAGEMENT (UK) LIMITED ACTING AS DISCRETIONARY INVESTMENT MANAGER FOR BLACKROCK NEW ENERGY INVESTMENT TRUST PLC

/s/ J. Freedman	By:	/s/ Peppy Allonby
J. Freedman		Name: P. Allonby
Fund Manager		Title: Fund Manager

[Signature page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

VANTAGEPOINT CLEANTECH PARTNERS, L.P.
By:	VantagePoint Clean Tech Associates, L.L.C.

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS 2006 (Q), L.P.
By:	VantagePoint Venture Associates 2006, L.L.C.

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

MPC INVESTMENT LLC

By:	/s/ David L. Whikehart
Name: David L. Whikehart
Title: Director, Product Supply

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

DIAMOND ALTERNATIVE ENERGY, LLC

By:	/s/ George Stutzmann
Name: George Stutzmann
Title: Vice President

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

PINNACLE VENTURES II-A, L.P.
PINNACLE VENTURES II-B, L.P.
PINNACLE VENTURES II-C, L.P.
PINNACLE VENTURES II-R, L.P.

By:	Pinnacle Ventures Management II, L.L.C.,
Their general partner

By:	/s/ Robert N. Savoie
Name:	Robert N. Savoie
Title:	Chief Financial Officer

PINNACLE VENTURES EQUITY FUND I AFFILIATES, L.P.
PINNACLE VENTURES EQUITY FUND I, L.P.
PINNACLE VENTURES EQUITY FUND I-O, L.P.

By:	Pinnacle Ventures Equity Management I, L.L.C.,
Their general partner

By:	/s/ Robert N. Savoie
Name:	Robert N. Savoie
Title:	Chief Financial Officer

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

GENERAL MOTORS VENTURES LLC

By:	/s/ Jon Lauckner
Name:	Jon Lauckner
Title:	President

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

ATLAS VENTURE FUND VII, L.P.
By:	Atlas Venture Associates VII, L.P.,
Its General Partner
By:	Atlas Venture Associates VII, Inc.,
Its General Partner

By:	/s/ Kristen Laguere
Name:	Kristen Laguere
Title:	Vice President

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

BLUESTEM GROWTH & INCOME FUND III, LLC
By:	Bluestem Capital Company, LLC

By:	/s/ Tyler Stowater
Name:	Tyler Stowater
Title:	Vice President

BLUESTEM SELECT OPPORTUNITIES FUND, LLC
By:	Bluestem Capital Company, LLC

By:	/s/ Tyler Stowater
Name:	Tyler Stowater
Title:	Vice President

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

MALAYSIAN LIFE SCIENCES CAPITAL FUND

By:	/s/ Roger Wyse
Name:	Roger Wyse
Title:	Co-Chairman

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

CRM HOLDINGS, LLC

By:	/s/ Michael Ladisch
Name:	Michael Ladisch
Title:	Partner
1014 Kingswood Rd W. W. Lafayette, IN 47906

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

/s/ Bruce A. Jamerson
Bruce A. Jamerson

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

DAVID NODA AND KAY M. NISHIYAMA
(as joint tenants with right of survivorship)

/s/ David Noda
David Noda

/s/ Kay M. Nishiyama
Kay M. Nishiyama

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

CANACCORD GENUITY CORP.

By:	/s/ Donald D. MacFayden
Name:	Donald D. MacFayden
Title:	SVP

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

ROCH ENTERPRISES, L.P.

By:	/s/ Lewis M. Roch
Name:	Lewis M. Roch
Title:	CFO

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Promissory Note and Warrant Purchase Agreement on the day, month and year first above written.

STACK, LLC

By:	/s/ Fred Fehsenfeld, Jr.
Name:	Fred Fehsenfeld, Jr.
Title:

[Signature Page to Subordinated Convertible Promissory Note and Warrant Purchase Agreement]

SCHEDULE A

Additional Purchaser Signature Page

By executing this page in the space provided, the undersigned hereby agrees that [he/she/it] is becoming an “Additional Purchaser” as defined in that certain Subordinated Convertible Promissory Note and Warrant Purchase Agreement dated as of August [    ], 2011, by and among Mascoma Corporation, a Delaware corporation (the “Company”) and the other parties thereto, as the same may be amended, restated or otherwise modified from time to time (the “Purchase Agreement”) and as such shall be a party to, and bound by all terms and conditions of, the Purchase Agreement. The undersigned further confirms that the representations and warranties contained in Article IV of the Purchase Agreement are true and correct with respect to the undersigned, as of the date hereof.

EXECUTED this                  day of 2011.

(print name)

By:

Title:

Address:

Fax:

Accepted:

MASCOMA CORPORATION

By:
Name:
Title:

SCHEDULE 1.03

PRO RATA PORTION OF NOTES

Purchaser	Pro Rata Portion of Notes ($)
Khosla Ventures I, L.P.	1,977,315.00
SunOpta, Inc.	1,420,786.97
Flagship Ventures Fund 2004, L.P.	977,397.20
General Catalyst Group IV, L.P.	912,252.32
GC Entrepreneurs Fund IV, L.P.	24,204.39
KPCB Holdings, Inc.	808,424.17
Blackrock Investment Management (UK) Limited acting as Discretionary Investment Manager for BGF New Energy Fund	708,486.47
Blackrock Investment Management (UK) Limited acting as Discretionary Investment Manager for BlackRock New Energy Investment Trust Plc	67,474.83
VantagePoint Cleantech Partners, L.P.	158,216.90

Purchaser	Pro Rata Portion of Notes ($)
VantagePoint Venture Partners 2006 (Q), L.P.	474,650.68
MPC Investment LLC	371,886.96
Diamond Alternative Energy, LLC	287,862.14
Pinnacle Ventures II-A, L.P.	1,492.93
Pinnacle Ventures II-B, L.P.	62,698.55
Pinnacle Ventures II-C, L.P.	5,224.91
Pinnacle Ventures II-R, L.P.	5,224.70
Pinnacle Ventures Equity Fund I Affiliates, L.P.	8,056.62
Pinnacle Ventures Equity Fund I, L.P.	88,622.77
Pinnacle Ventures Equity Fund I-O, L.P.	64,452.92

Purchaser	Pro Rata Portion of Notes ($)
General Motors Ventures LLC	183,104.98
Atlas Venture Fund VII, L.P.	106,088.38
Bluestem Growth & Income Fund III, LLC	38,498.04
Bluestem Select Opportunities Fund, LLC	38,498.04
Malaysian Life Sciences Capital Fund	73,242.08
CRM Holdings, LLC	54,300.82
Bruce Jamerson	40,649.45

SUBTOTAL INITIAL CLOSING INVESTORS	8,959,113.22

Bershaw & Co. c/o Citibank Canada, Securities Cage	57,373.89
Eric Lemelson	54,931.45

Purchaser	Pro Rata Portion of Notes ($)
Fagen, Inc.	36,621.04
Stack, LLC	36,621.04
Wildstoic LLC	33,737.52
Jayvee & Co. on behalf of MacKenzie Financial Corp.	33,737.52
Wilsey Invest Ltd.	33,737.52
Dean W. Rybeck	29,269.33
Roytor & Co/ c/o RT. Acct #790973	23,616.29
Brant Investments Limited A/C 99480027	4,331.32
Brant Investments Limited A/C 99480072	17,017.84
Jayvee & Co. INVF0004002	13,055.05

Purchaser	Pro Rata Portion of Notes ($)
Barbara D. Rybeck	12,440.18
David Noda and Kay M. Nishiyama (as joint tenants with right of survivorship)	7,684.84
Todd Nofke	5,398.06
Canaccord Genuity Corporation ITF Peter J Chandler AC# 139-264S-4	3,373.82
Canaccord Genuity Corporation ITF Peter J Chandler AC# 139-264M-2	1,686.80
Roch Enterprises, L.P.	4,368.67
Rod Fuller	3,373.82
Canaccord Genuity Corp.	3,036.37
Wendy Strub	1,686.80
Jayvee & Co. INVF0013002	1,000.03

Purchaser	Pro Rata Portion of Notes ($)
David Mann	245.69
SUBTOTAL SUBSEQUENT CLOSING INVESTORS	418,344.89

TOTAL	$9,377,458.11

EXHIBIT A

Initial Purchasers

Name and Address	Principal Amount of Notes Purchased at the Initial Closing ($)	Principal Amount of Additional Notes Purchased at the Follow- On Closings ($)
Khosla Ventures I, L.P.	500,000
Khosla Ventures
3000 Sand Hill Road
Bldg. 3, Suite 190
Menlo Park, CA 94025
Attn: Kim Totah
SunOpta, Inc.	500,000
2838 Bovaird Drive West
Brampton, Ontario
Canada, L7A 0H2
Flagship Ventures Fund 2004, L.P.	977,397.20
Flagship Ventures
One Memorial Drive, 7th Floor
Cambridge, MA 02142
Attn: Jim Matheson
General Catalyst Group IV, L.P.	912,252.32
General Catalyst Partners
200 University Road, Suite 450
Cambridge, MA 02138
Attention: Hemant Taneja
GC Entrepreneurs Fund IV, L.P.	24,204.39
General Catalyst Partners
200 University Road, Suite 450
Cambridge, MA 02138
Attention: Hemant Taneja

Name and Address	Principal Amount of Notes Purchased at the Initial Closing ($)	Principal Amount of Additional Notes Purchased at the Follow- On Closings ($)
KPCB Holdings, Inc.	808,424.17
KPCB Holdings, Inc.
2750 Sand Hill Road
Menlo Park, CA 94025
Attention: John Denniston
with a copy to
Sayre E. Stevick, Esq.
Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Blackrock Investment Management (UK) Limited acting as Discretionary Investment Manager for BGF New Energy Fund	708,486.47
33 King William Street, London,
England EC4R 9AS
Blackrock Investment Management (UK) Limited acting as Discretionary Investment Manager for BlackRock New Energy Investment Trust Plc	67,474.83
33 King William Street, London,
England EC4R 9AS
VantagePoint Cleantech Partners, L.P.	158,216.90
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
VantagePoint Venture Partners 2006 (Q), L.P.	474,650.68
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066
MPC Investment LLC	371,886.96
5555 Felipe Rd.
Houston, TX 77050

Name and Address	Principal Amount of Notes Purchased at the Initial Closing ($)	Principal Amount of Additional Notes Purchased at the Follow- On Closings ($)
Diamond Alternative Energy, LLC	287,862.14
One Valero Way
San Antonio, Texas 78249
Pinnacle Ventures II-A, L.P.	1,492.93
Attn: Chief Financial Officer
Pinnacle Ventures, L.L.C.
130 Lytton Avenue, Suite 220
Palo Alto, CA 94301
Pinnacle Ventures II-B, L.P.	62,698.55
Attn: Chief Financial Officer
Pinnacle Ventures, L.L.C.
130 Lytton Avenue, Suite 220
Palo Alto, CA 94301
Pinnacle Ventures II-C, L.P.	5,224.91
Attn: Chief Financial Officer
Pinnacle Ventures, L.L.C.
130 Lytton Avenue, Suite 220
Palo Alto, CA 94301
Pinnacle Ventures II-R, L.P.	5,224.70
Attn: Chief Financial Officer
Pinnacle Ventures, L.L.C.
130 Lytton Avenue, Suite 220
Palo Alto, CA 94301
Pinnacle Ventures Equity Fund I Affiliates, L.P.	8,056.62
Attn: Chief Financial Officer
Pinnacle Ventures, L.L.C.
130 Lytton Avenue, Suite 220
Palo Alto, CA 94301
Pinnacle Ventures Equity Fund I, L.P.	88,622.77
Attn: Chief Financial Officer
Pinnacle Ventures, L.L.C.
130 Lytton Avenue, Suite 220
Palo Alto, CA 94301

Name and Address	Principal Amount of Notes Purchased at the Initial Closing ($)	Principal Amount of Additional Notes Purchased at the Follow- On Closings ($)
Pinnacle Ventures Equity Fund I-O, L.P.	64,452.92
Attn: Chief Financial Officer
Pinnacle Ventures, L.L.C.
130 Lytton Avenue, Suite 220
Palo Alto, CA 94301
General Motors Ventures LLC	183,104.98
Attn: A. Mistry
300 Renaissance Center
Detroit, MI 48265
Atlas Venture Fund VII, L.P.	106,088.38
Atlas Venture
890 Winter Street, Suite 320
Waltham, MA 02476
Bluestem Growth & Income Fund III, LLC	38,498.04
Attn: Tyler Stowater
122 S. Phillips Avenue
Suite 300
Sioux Falls, SD 57104
Bluestem Select Opportunities Fund, LLC	38,498.04
Attn: Tyler Stowater
122 S. Phillips Avenue
Suite 300
Sioux Falls, SD 57104
Malaysian Life Sciences Capital Fund	73,242.08	176,757.92
Attn: Roger Wyse
No. 36-01, Level 36 Mendra
Dion
27, Jalan Sultan Ismail
50250 Kuala Lumpur
CRM Holdings, LLC	54,300.82	145,699.18
Attn: Dr. Ladisch
1014 Kingswood Road
West Lafayette, IN 47906

Name and Address	Principal Amount of Notes Purchased at the Initial Closing ($)	Principal Amount of Additional Notes Purchased at the Follow- On Closings ($)
Bruce Jamerson	40,649.45
c/o Mascoma Corporation
67 Etna Road, Suite 300
Lebanon, NH 03766

Total	6,561,011.25	322,457.10

EXHIBIT B

Additional Purchasers

Name and Address	Principal Amount of Notes Purchased at the Follow-On Closings ($)
David Noda and Kay M. Nishiyama (as joint tenants with right of survivorship)	10,000
175 East 96th Street
Apartment 10N
New York, NY 10128
Canaccord Genuity Corp.	3,036.37
99 High Street
Boston, MA 02110
Roch Enterprises, L.P.	4,368.67
2006 N. Robinwood Drive
Muncie, IN 47304
Stack, LLC	36,621.04
4415 West 116th Street
Zionsville, IN 46077

Total	$54,026.08

EXHIBIT C

Form of Subordinated Convertible Promissory Note

THIS PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS PROMISSORY NOTE IS SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT AMONG THE LENDER (AS DEFINED BELOW) AND PINNACLE VENTURES L.L.C.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$ [ ]	August 5, 2011

Subject to the terms and conditions of this Note, for value received, Mascoma Corporation, a Delaware corporation (the “Borrower”), hereby promises to pay to [                    ] (the “Lender”), the principal sum of [                    ] ($[            ]) (the “Principal Amount”), together with interest thereon accruing on and from the date hereof until the entire Balance is paid (or converted, as provided in Section 6 hereof), at an annual rate equal to eight percent (8%). Interest shall be calculated based on a 365-day year, compounded annually, but in no event shall the rate of interest exceed the maximum rate, if any, allowable under applicable law. “Balance” means, at the applicable time, the sum of all then outstanding principal of this Note, all then accrued but unpaid interest and all other amounts then accrued but unpaid under this Note.

This subordinated convertible promissory note (the “Note”) is issued by the Borrower pursuant to that certain Subordinated Convertible Promissory Note and Warrant Purchase Agreement dated as of the date hereof (the “Purchase Agreement”), entered into among the Borrower and the other parties thereto (the “Purchasers”), and is subject to, and Borrower and Lender shall be bound by, all the terms, conditions and provisions of the Purchase Agreement. This Note, and the other notes issued pursuant to the Purchase Agreement, are sometimes hereinafter referred to as the “Notes”. This Note is subordinated to indebtedness of the Borrower owed to Pinnacle Ventures L.L.C. (“Pinnacle”) pursuant to that certain Loan and Security Agreement, dated as of June 1, 2011, as amended from time to time (the “Pinnacle Agreement”), and any subsequent debt that the Borrower obtains from Pinnacle, or another senior lender in lieu of Pinnacle, whether through an amendment to the Pinnacle Agreement or entry into a new agreement, in addition to any amounts owed by Borrower to Citibank under that standby letter of credit (the “Senior Debt”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

The following is a statement of the rights of Lender and the terms and conditions to which this Note is subject and to which the Lender, by acceptance of this Note, agrees:

1. Payment. If this Note has not been previously converted (as provided in Section 6 hereof), then at any time on or after August 1, 2016, provided that all Senior Debt has been repaid as of such date, the Requisite Purchasers shall have the right to require the Borrower to repay the Balance of all of the Notes then outstanding. The date on which the Balance of all of the Notes is repaid is referred to herein as the “Repayment Date.” Unless the indebtedness outstanding under this Note is converted in accordance with Section 6 hereof, all payments on account of principal and interest shall be made in lawful money of the United States of America at the principal office of the Lender, or such other place as the holder hereof may from time to time designate in writing to the Borrower.

2. No Prepayment. Except with regard to conversion of this Note under Section 6, Borrower may not prepay this Note without the written consent of the Requisite Purchasers.

3. Notes Pari Passu; Application of Payments. Each of the Notes shall rank equally without preference or priority of any kind over one another, and all payments and recoveries payable on account of principal and interest on the Notes shall be paid and applied ratably and proportionately on the Balances of all outstanding Notes on the basis of their original principal amount. Subject to the foregoing provisions, all payments will be applied first to the repayment of accrued fees and expenses under this Note, then to accrued interest until all then outstanding accrued interest has been paid in full, and then to the repayment of principal until all principal has been paid in full. If after all applications of such payments have been made as provided in this paragraph, then the remaining amount of such payments that are in either case in excess of the aggregate Balance of all outstanding Notes shall be returned to Borrower.

4. Transfer and Exchange. The holder of this Note may, prior to the Repayment Date or the conversion in full of such Note in accordance with Section 6, surrender such Note at the principal office of the Borrower for transfer or exchange. Within a reasonable time after notice to the Borrower from such holder of its intention to make such exchange and without expense to such holder, except for any transfer or similar tax which may be imposed on the transfer or exchange, the Borrower shall issue in exchange therefor another note or notes for the same aggregate principal amount as the unpaid principal amount of the Note so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note so surrendered. Each new Note shall be made payable to such person or persons, or transferees, as the holder of such surrendered Note may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom. The Borrower may elect not to permit a transfer of the Note if it has not obtained satisfactory assurance that such transfer: (a) is exempt from the registration requirements of, or covered by an effective registration statement under, the Securities Act of 1933, as amended, and the rules and regulations thereunder and (b) is in compliance with all

2

applicable state securities laws, including without limitation receipt of an opinion of counsel, which opinion shall be satisfactory to the Borrower.

5. New Note. Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of the Note, the Borrower will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note, and in such event the Lender agrees to indemnify and hold harmless the Borrower in respect of any such lost, stolen, destroyed or mutilated Note.

6. Conversion or Acceleration of Note. If the Borrower has not paid the entire Balance prior to the occurrence of such event, then the Balance then outstanding under this Note shall be automatically converted into equity securities of the Company upon the first to occur of (i) a Qualified Financing Closing (as defined below) and (ii) an IPO.

(a) Conversion of Note upon a Qualified Financing. If a Qualified Financing Closing occurs prior to an IPO or a Change of Control Event (as defined below) and the Borrower has not paid the entire Balance at the time of the Qualified Financing Closing, then at the Qualified Financing Closing, the entire Balance then outstanding under this Note shall be automatically converted into that number of shares of the security sold by the Borrower in the Qualified Financing (as defined below) as is equal to the Conversion Amount (as defined below) divided by the Qualified Financing Purchase Price (as defined below).

(i) Notice. Borrower shall deliver to Lender notice of the Qualified Financing as soon as practicable, but in any event no fewer than five (5) days prior to the scheduled closing date of the Qualified Financing, notifying the Lender of the conversion to be effected, including specifying (i) the Conversion Amount (calculated as of the Conversion Date), (ii) the Qualified Financing Purchase Price and (iii) the Conversion Date (as defined below).

(ii) Qualified Financing Defined. For purposes of this Note, the term “Qualified Financing” shall mean the Borrower’s sale of its equity securities (the “New Equity Securities”) in a single transaction or in a series of related transactions in each case occurring after the date hereof and approved by the Borrower’s Board of Directors and the applicable stockholders of the Borrower, in which Borrower receives aggregate gross proceeds of at least $15,000,000 (excluding all amounts payable under the Notes). For purposes of this Note, “Qualified Financing Closing” means the closing of the Qualified Financing.

(iii) Qualified Financing Purchase Price Defined. For purposes of this Note, the term “Qualified Financing Purchase Price” shall mean an amount equal to the lowest per share purchase price at which shares of the New Equity Securities are or have been sold in the Qualified Financing as of the date of the conversion of this Note into such New Equity Securities.

(iv) Conversion Amount Defined. For purposes of this Note, the term “Conversion Amount” shall mean the sum of all unpaid principal and accrued

3

interest outstanding under this Note as of the Qualified Financing Closing or an IPO, as applicable.

(v) Conversion Date Defined. For purposes of this Note, the term “Conversion Date” shall mean the Qualified Financing Closing.

(b) Conversion of Note upon an IPO.

(i) If an IPO occurs before a Qualified Financing Closing or a Change of Control Event, and the Borrower has not paid the entire Balance at the time of the IPO, then the entire Balance outstanding under this Note immediately prior to the IPO shall be automatically converted into Common Stock of the Borrower, par value $0.001, (the “Common Stock”) at the IPO. The number of shares of Common Stock into which this Note will convert pursuant to this Section 6(b) shall be determined by dividing (a) the Conversion Amount by (b) the price per share paid by the public for shares of the Borrower’s Common Stock in the IPO discounted by thirty percent (30%).

(ii) An “IPO” means the closing of the Company’s first sale of its Common Stock to the public in an offering underwritten by an investment banking firm, pursuant to an effective registration statement under the Securities Act of 1933, as amended.

(c) Termination of Rights. Except for the rights to obtain certificates representing Equity Securities set forth in Section 6(d) below, all rights with respect to this Note shall terminate upon the effective conversion or repayment of the entire Balance of the Note, whether or not this Note has been surrendered to Borrower for cancellation.

(d) Delivery of Stock Certificates; No Fractional Shares. Subject to Section 6(c) above, as promptly as practicable after any conversion of this Note, Borrower at its expense will issue and deliver to Lender a certificate or certificates evidencing the number of full Equity Securities as are issuable to Lender in connection with a conversion under this Section 6. No fractional shares of any Equity Securities will be issued in connection with any conversion hereunder. In lieu of fractional shares which would otherwise be issuable, Borrower shall pay cash equal to the product of such fraction multiplied the price per share of the Equity Securities issuable to Lender upon such conversion.

(e) Acceleration on Change of Control Event.

(i) Upon a Change of Control Event (as defined below), the Lender will be entitled to receive an amount equal to (i) one and a half times (1.5x) the principal amount of the Note then outstanding, plus (ii) any accrued and unpaid interest thereon, without any action of the Lender of any kind. Immediately upon receipt by the Lender of payment pursuant to this Section 6(e), this Note shall no longer be deemed to be outstanding and all rights with respect to this Note shall immediately cease and terminate.

4

(ii) A “Change of Control Event” shall mean a Merger or Asset Transfer as defined in Article Fourth, Section B 2(c) of the Company’s Eighth Amended and Restated Certificate of Incorporation, as amended from time to time (the “Restated Certificate”).

7. Covenants. For so long as the Borrower shall have any amounts outstanding under any of the Notes, unless otherwise consented to in advance by the Requisite Purchasers:

(a) Limitations on Certain Indebtedness. While any amounts owned under this Note are outstanding, the Borrower will not itself, and will not permit any subsidiary to, create, assume, incur or in any manner become liable in respect of any Indebtedness (as defined below) other than Senior Debt. For purposes of this Agreement, “Indebtedness” shall mean and include the aggregate amount of, without duplication (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principles), (iv) all obligations under capital leases, (v) all obligations or liabilities of others secured by a lien on any assets, whether or not such obligation or liability is assumed, (vi) all guaranties of the obligations of another individual or entity, (vii) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired (even if the rights and remedies of the seller or lender under such agreement upon an event of default are limited to repossession or sale of such property), (viii) net exposure under any interest rate swap, currency swap, forward, cap, floor or other similar contract that is not entered to in connection with a bona fide hedging operation that provides offsetting benefits, which agreements shall be marked to market on a current basis, and (ix) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit.

(b) Limitations on Liens. The Borrower will not itself, and will not permit any subsidiary to, create, assume or suffer to exist any Lien (as defined below) upon all or any part of its property of any character, whether owned at the date hereof or thereafter acquired, except for any Liens created with respect to the Senior Debt. For purposes of this Agreement, “Lien” shall mean with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument.

8. Events of Default. Each of the following shall constitute an “Event of Default” hereunder:

(a) The Borrower shall fail to pay any principal, interest or other amount payable hereunder on the applicable due date and such failure continues for five (5) days;

(b) The Borrower shall (1) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the Borrower or of all or a substantial part of the assets of the

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Borrower, (2) admit in writing its inability, to pay debts as the debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (6) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or applicable state bankruptcy laws or (7) take any corporate action for the purpose of effecting any of the foregoing;

(c) Without the Borrower’s application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of the Borrower: the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like relief in respect of the Borrower or all or any substantial part of the assets of the Borrower, or other like relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; and, if the proceeding is being contested in good faith by the Borrower, the same shall continue undismissed, or unstayed and in effect for any period of 90 consecutive days, or an order for relief against the Borrower shall be entered in any case under the Federal Bankruptcy Code or applicable bankruptcy laws;

(d) The Borrower shall violate any of the covenants contained in Section 7 of this Note, or be in default under, any material agreement, instrument or other document relating to any indebtedness for money borrowed, including without limitation, any of the other Notes and such default persists beyond any applicable cure period; or

(e) The Borrower’s representations and warranties contained in the Purchase Agreement shall prove to have not been true in any material respect when made.

If an Event of Default shall occur pursuant to Sections 8(a), 8(d) and 8(e), then, at any time thereafter while such Event of Default is continuing, the Requisite Purchasers may by sending written notice to the Borrower (the “Default Notice”) declare the entire unpaid principal amount of this Note, together with all accrued and unpaid interest thereon, to be due and payable immediately. If an Event of Default shall occur pursuant to Sections 8(b) and 8(c), then the entire unpaid principal amount of this Note, together with all accrued and unpaid interest thereon shall be due and payable immediately.

9. Senior Debt. Notwithstanding anything herein to the contrary, Lender hereby agrees that Borrower’s failure to pay any amounts or otherwise comply with any terms or provisions of this Note as a result of its obligations under the Senior Debt shall not constitute a default or an Event of Default under this Note.

10. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

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11. Collection Expenses. The Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due.

12. Amendment. Any provision of this Note, except for the principal amount of this Note and the interest rate in connection therewith, may be amended or waived in accordance with Section 5.02 of the Purchase Agreement.

13. Waiver. Borrower hereby waives presentment, protest, demand for payment, notice of dishonor, and any and all other notices or demands in connection with the deliver, acceptance, performance, default, or enforcement of this Note.

14. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

15. Addresses for Notices, etc. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission, or four (4) business days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to Borrower, as set forth below the Borrower’s name on the signature page of this Note, and (ii) if to Lender, at Lender’s address as set forth below Lender’s name on the signature page of this Note, or at such other address as the Borrower or Lender may designate by advance written notice to the other parties hereto. For purposes of this Section 15, a “business day” means a weekday on which banks are open for general banking business in New York City, New York.

16. Headings; Interpretation. In this Note, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Note and (iii) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Note to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers as of the date first above written.

BORROWER:

MASCOMA CORPORATION

By:
Name:
Title:

Acknowledged and agreed by Lender:

[ ]

By:
Name:
Title:

Address:

EXHIBIT D

Form of Warrant

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE STOCK

No. W-

THIS CERTIFIES THAT, for value received,                                         , with its principal office at                                        , or its assigns (the “Holder”), is entitled to subscribe for and purchase from MASCOMA CORPORATION, a Delaware corporation (the “Company”), with its principal office at 67 Etna Road, Suite 300, Lebanon, NH 03766, [            ] shares of the Company’s [            ] [INSERT NUMBER (AS CALCULATED BELOW) AND TYPE OF SHARES] at the Exercise Price (each as defined below).

This Warrant is being issued as one of a series of warrants pursuant to the terms of the Subordinated Convertible Promissory Note and Warrant Purchase Agreement, dated August 1, 2011, by and among the Company and the purchasers therein (the “Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Notes (as defined below). Pursuant to the Purchase Agreement, the Company issued and sold certain Subordinated Convertible Promissory Notes to the purchasers (individually, the “Note” and collectively, the “Notes.”). Unless indicated otherwise, the Holder may purchase up to [            ] shares of the Company’s [            ] (the “Shares”) upon exercise of this Warrant.

[INSERT NUMBER AND TYPE OF SHARES IN THE BLANKS ABOVE, WITH THE NUMBER OF SHARES BASED ON THE BELOW FORMULAS IN THE EVENT OF A QUALIFIED FINANCING OR AN IPO, WHICHEVER OF THE TWO EVENTS IS THE FIRST TO OCCUR:

Provided a Holder has purchased at least its Pro Rata Portion of Notes (as defined in the Purchase Agreement), and in connection with a Qualified Financing, where the Notes convert into the equity securities of the Company sold in such Qualified

Financing, that number of shares equal to twenty-five percent (25%) of the equity securities acquired by the Holder upon conversion of that portion of the Notes that such Holder purchased up to and including such Purchaser’s Pro Rata Portion of Notes ; provided that with respect to a Holder that purchases greater than such Holder’s Pro Rata Portion of Notes, such Holder shall receive, for that portion of the Notes that such Holder purchased in excess of such Holder’s Pro Rata Portion of Notes, that number of shares equal to fifty percent (50%) of the equity securities acquired by the Holder upon conversion of such portion in excess of such Holders’ Pro Rata Portion of Notes.

In connection with an IPO, where the Notes convert into Common Stock of the Company, par value $0.001 (the “Common Stock”), that number of shares equal to twenty-five percent (25%) of the Common Stock acquired by the Holder upon conversion of that portion of the Notes that such Holder purchased up to and including such Purchaser’s Pro Rata Portion of Notes; provided that with respect to a Holder that purchases greater than such Holder’s Pro Rata Portion of Notes, such Holder shall receive, for that portion of the Notes that such Holder purchased in excess of such Holder’s Pro Rata Portion of Notes, that number of shares equal to fifty percent (50%) of the equity securities acquired by the Holder upon conversion of such portion in excess of such Holders’ Pro Rata Portion of Notes.]

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing on the date hereof and ending the earlier of (i) the fifth anniversary of the date hereof, and (ii) the occurrence of a Change of Control Event.

(b) “Exercise Price” shall mean [            ] [INSERT PRICE PER SHARE], which shall equal the price (i) at which the securities are sold in the Qualified Financing or (ii) at which the Common Stock is offered to the public in an IPO, less a 30% discount per share, as applicable], subject to adjustment pursuant to Section 5 below.

2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Shares so purchased, registered in the name of the Holder or persons affiliated with the

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Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

The person in whose name any certificate or certificates for Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1 Net Exercise. Notwithstanding any provisions herein to the contrary, immediately following an IPO, if the fair market value of one share of the Company’s Common Stock issuable hereunder is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
A

Where	X =	the number of Shares to be issued to the Holder

	Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

	A =	the fair market value of one share of the Company’s Common Stock purchasable under the Warrant (at the date of such calculation)

	B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value per share of Common Stock shall be the average of the closing prices of the Common Stock, on the securities exchange on which such Common Stock is traded following the Initial Public Offering, for five trading days immediately prior to the exercise date. If the Common Stock is traded on other than a securities exchange, then the fair market value per share of Common Stock shall be determined in good faith by the Company’s Board of Directors.

3. COVENANTS OF THE COMPANY.

3.1 Covenants as to Shares. The Company covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and

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agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its shares of [            ] [NTD: INSERT TYPE OF STOCK] to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of [            ] [NTD: INSERT TYPE OF STOCK] shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of [            ] [NTD: INSERT TYPE OF STOCK] to such number of shares as shall be sufficient for such purposes.

3.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4. REPRESENTATIONS OF HOLDER.

4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2 Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b) The Holder recognizes that the Warrant and the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to

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register the Warrant or the Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3 Disposition of Warrant and Shares.

(a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Shares in any event unless and until:

(i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Shares under the Act or any applicable state securities laws.

(iv) Notwithstanding the provisions of paragraphs (i), (ii) and (iii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests or to an affiliate of such partnership, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company or to an affiliate of such limited liability company, or (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Warrant to the same extent as if it were an original Holder hereunder.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE

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SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.”

5. Adjustments. Subject to the expiration of this Warrant pursuant to Section 1, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (other than a merger solely to effect a reincorporation of the Company into another state) (a “Reorganization”) involving the Company (other than as otherwise provided for herein or as would cause the expiration or termination of this Warrant under Section 1(a)) in which shares of the Company’s stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the board of directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant.

(b) Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding shares of the relevant class or series (other than as would cause the expiration of this Warrant pursuant to Section 1) or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

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(c) Subdivisions and Combinations. In the event that the outstanding shares of preferred stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of preferred stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d) Redemption. In the event that all of the outstanding shares of the securities issuable upon exercise of this Warrant are redeemed in accordance with the Company’s certificate of incorporation, this Warrant shall thereafter be exercisable for a number of shares of the Company’s Common Stock equal to the number of shares of common stock that would have been received if this Warrant had been exercised in full immediately prior to such redemption and the preferred stock received thereupon had been simultaneously converted into common stock.

(e) Notice of Adjustments. Upon any adjustment in accordance with this Section 5, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of a Share by such fraction.

7. AUTOMATIC EXERCISE. If subsequent to an IPO, the Holder of this Warrant has not elected to exercise this Warrant prior to the expiration or termination of this Warrant pursuant to Section 1(a), then this Warrant shall automatically (without any act on the part of the Holder) be exercised pursuant to Section 2.1 effective immediately prior to the expiration of the Warrant to the extent such net issue exercise would result in the issuance of Shares. If this Warrant is automatically exercised, the Company shall notify the Holder of the automatic exercise as soon as reasonably practicable, and the Holder shall surrender the Warrant to the Company in accordance with the terms hereof.

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8. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, facsimile or electronic mail if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at its address listed on the first page of this Warrant or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13. AMENDMENT AND WAIVER. Any term of this Warrant may be amended or waived with the written consent of the Company and the Requisite Purchasers as provided in Section 5.02 of the Purchase Agreement; provided, however, that any amendment or waivers must apply to all Holders in the same manner. Holder acknowledges that because this Warrant may be amended with the consent of the Requisite Purchasers, Holder’s rights hereunder may be amended or waived without Holder’s consent. Upon the effectuation of such waiver or amendment in conformance with this Section 13, the Company shall promptly give written notice thereof to the record Holders of the Warrants who have not previously consented thereto in writing.

14. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                     ,         .

MASCOMA CORPORATION

By:

Name:

Title:

HOLDER:

By:

Name:

Title:

SIGNATURE PAGE TO

WARRANT

NOTICE OF EXERCISE

(1) ☐ The undersigned hereby elects to purchase              shares of [            ] (the “Shares”) of Mascoma Corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase              shares of [            ] (the “Shares”) of Mascoma Corporation (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of the Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that (i) the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)
Dated: , 20

Holder’s
Signature:

Holder’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT E

Disclosure Schedule

EXHIBIT E

DISCLOSURE SCHEDULE

This Disclosure Schedule is delivered in connection with the Subordinated Convertible Note and Warrant Purchase Agreement (the “Agreement”) by and among Mascoma Corporation, a Delaware corporation (the “Corporation”), and the Purchasers party thereto. Capitalized terms used, but not defined, herein shall have the meaning set forth in the Agreement. This Disclosure Schedule is arranged in Sections corresponding to the numbered and lettered paragraphs contained in Section 3 of the Agreement.

Except as otherwise limited herein, all information and disclosures contained in this Disclosure Schedule are made as of the date of the Agreement, and their accuracy is confirmed only as of that date and not at a time thereafter. Any matter disclosed in any section of the Disclosure Schedule shall qualify the corresponding paragraph of the Agreement. Any information disclosed in a specific section shall be deemed to be disclosed and incorporated into any other section where such disclosure is reasonably apparent from the context of the disclosure.

No implication shall be drawn that any information provided herein is necessarily material or otherwise required to be disclosed, or that the inclusion of such information establishes or implies a standard of materiality or any other standard for disclosure under the Agreement. The information provided herein is provided for the purpose of disclosure under the Agreement and shall not be deemed to constitute an acknowledgement by the Corporation of any liability or obligation set forth herein.

This Disclosure Schedule is qualified in its entirety by reference to specific provisions of the Agreement, and is not intended to broaden the scope of any representation or warranty of the Corporation contained in the Agreement. Headings have been inserted for each section of this Disclosure Schedule for convenience and reference only and shall not have the effect of amending or changing the express description of such sections as set forth in the Agreement or altering the disclosures contained therein

The following Sections are attached hereto:

Section 3.01	Organization
Section 3.03	Capitalization

Section 3.01

Organization

1.	The Corporation is qualified to do business in the Commonwealth of Massachusetts.

2.	The Corporation is qualified to do business in the State of New York.

3.	The Corporation is qualified to do business in the State of New Hampshire, under the name Mascoma Bioethanol.

Section 3.03

Capitalization

1.	The following table lists all holders of Common Stock:

Name	Shares
Lee R. Lynd	500,000
Charles E. Wyman	400,000
Colin R. South	400,000
Dartmouth College	400,000
Robert J. Johnsen	212,498
Bruce A. Jamerson	417,840
Blair R. Collins	79,008
Ginja R. Collins	79,007
Peter H. Rothstein	24,000
John C. Niles	22,988
The Thomas A Daschle Revocable Trust dated 6/15/2006 and the Linda H. Daschle Revocable Trust dated 6/5/2006, as tenants in common	20,000
John P. Ellersick	20,000
Karyn Anderson	5,000
Jesse McCool	4,375
Richard Martin	2,865
David Hogsett	100,000
Jonathan Mielenz	100,000
Lee Lynd 2007 Grantor Retained Annuity Trust	300,000
Stellenbosch University Investment Trust	200,000
Susan Nedell	10,000
Sivasubramanian, M.S.	35,937
Herve Garant	29,687
Vineet Rajgarhia	15,185
Daniel Olson	6,406
Ana Echaniz	1,000
Bethany Miller	925
Shitai Tripathi	874
Patrick Williams	600
Jeff Villari	500

Name	Shares
SunOpta Inc.	3,756,290

2.	The following table lists all holders of holders of Series A Preferred Stock:

Name	Shares
Flagship Ventures Fund 2004, L.P.	1,250,000
Khosla Ventures I, LP	3,750,000

3.	The following table lists all holders of Series A-1 Preferred Stock:

Name	Shares
Khosla Ventures I, LP	3,750,000
Flagship Ventures Fund 2004, L.P.	1,250,000

4.	The following table lists all holders of Series B Preferred Stock:

Name	Shares
General Catalyst Group IV, L.P.	3,374,875
GC Entrepreneurs Fund IV, L.P.	89,544
KPCB Holdings, Inc., as Nominee	2,996,255
Khosla Ventures I, LP	561,798
Flagship Ventures Fund 2004, L.P.	1,217,228
VantagePoint Venture Partners 2006 (Q), L.P.	1,123,596
VantagePoint CleanTech Partners, L.P.	1,123,595
Pinnacle Ventures II-A, L.P.	4,495
Pinnacle Ventures II-B, L.P.	188,764
Pinnacle Ventures II-C, L.P.	15,730
Pinnacle Ventures II-R, L.P.	15,730
Atlas Venture Fund VII, L.P.	374,532
Dean W. Rybeck	93,633
Barbara D. Rybeck	37,453
Susan Williams*	5,618
David Noda and Kay M. Nishiyama (as joint tenants with right of survivorship)	18,727

5.	The following table lists all holders of Series C Preferred Stock:

Name	Shares
MPC Investment LLC	1,562,500
General Catalyst Group IV, L.P.	517,519
GC Entrepreneurs Fund IV, L.P.	13,731
KPCB Holdings, Inc., as nominee	453,125
Khosla Ventures I, LP	375,000
Flagship Ventures Fund 2004 L.P.	453,125
VantagePoint Venture Partners 2006 (Q), L.P.	226,563
VantagePoint CleanTech Partners, L.P.	226,562
Pinnacle Ventures II-A, L.P.	1,875
Pinnacle Ventures II-B, L.P.	78,750
Pinnacle Ventures II-C, L.P.	6,563
Pinnacle Ventures II-R, L.P.	6,562
Pinnacle Ventures Equity Fund I, L.P.	378,125
Pinnacle Ventures Equity Fund I-O, L.P.	275,000
Pinnacle Ventures Equity Fund I Affiliates, L.P.	34,375
Atlas Venture Fund VII, L.P.	78,125
Purdue Research Foundation*	76,425
David Mann	1,048
Larry Hannah*	420
Bowen Engineering Corporation*	48,283
Terry L. Bowen*	22,119
Lowe’s Ltd., L.P.*	22,109
Robert L. Bowen*	22,077
Roch Enterprises, L.P.	18,640
Bradley D. Spindler*	5,242
Bowen Bio-Energy, LLC*	335,525
CRM Holdings, LLC	226,480
Brian J. Stater*	41,939
R. Jeremy Grantham	2,343,750
Bluestem Growth & Income Fund III, LLC	156,250
Bluestem Select Opportunities Fund, LLC	156,250
Eric Lemelson	234,375
David Noda & Kay M. Nishiyama	14,062
Barbara D. Rybeck	15,625

Name	Shares
Dean W. Rybeck	31,250
Malaysian Life Sciences Capital Fund	312,500
Piper Jaffray & Co.	312,500
General Motors Ventures LLC	781,250
Fagen, Inc.	156,250
Stack, LLC	156,250
Bruce A. Jamerson	173,438

6.	The following table lists all holders of Series D Preferred Stock:

Name	Shares
MPC Investment LLC	160,023
General Catalyst Group IV, L.P.	333,018
GC Entrepreneurs Fund IV, L.P.	8,836
KPCB Holdings, Inc., as nominee	295,116
Khosla Ventures I, LP	721,820
Flagship Ventures Fund 2004 L.P.	356,800
VantagePoint Venture Partners 2006 (Q), L.P.	184,823
VantagePoint CleanTech Partners, L.P.	46,206
Pinnacle Ventures II-A, L.P.	545
Pinnacle Ventures II-B, L.P.	22,896
Pinnacle Ventures II-C, L.P.	1,908
Pinnacle Ventures II-R, L.P.	1,908
Pinnacle Ventures Equity Fund I, L.P.	32,362
Pinnacle Ventures Equity Fund I-O, L.P.	23,536
Pinnacle Ventures Equity Fund I Affiliates, L.P.	2,942
Atlas Venture Fund VII, L.P.	38,728
David Mann	90
Roch Enterprises, L.P.	1,595
CRM Holdings, LLC	25,033
R. Jeremy Grantham	200,522
Bluestem Growth & Income Fund III, LLC	22,067
Bluestem Select Opportunities Fund, LLC	22,067
Eric Lemelson	20,059
David Noda & Kay M. Nishiyama (as joint tenants with right of survivorship)	2,806

Name	Shares
Barbara D. Rybeck	4,543
Dean W. Rybeck	10,688
Malaysian Life Sciences Capital Fund	26,746
Piper Jaffray & Co.	26,746
General Motors Ventures LLC	66,864
Fagen, Inc.	13,373
Stack, LLC	13,373
Bruce A. Jamerson	14,844
SunOpta Inc.	6,580,866
Roytor & Co/ c/o RT. Acct #790973	109,387
Wildstoic LLC	156,267
Rod Fuller	15,627
Wendy Strub	7,813
Canaccord Genuity Corporation ITF Peter J. Chandler ac# 139-264S-4 (RRSP)	15,627
Canaccord Genuity Corporation ITF Peter J. Chandler ac# 139-264M-2	7,813
Todd Nofke	25,003
Brant Investments Limited A/C 99480027	20,062
Brant Investments Limited A/C 99480072	78,824
Jayvee & Co. INVF0004002	60,469
Jayvee & Co. INVF0013002	4,632
Jayvee & Co.	156,267
Bershaw & Co.	265,747
Canaccord Genuity Corp.	14,064
Wilsey Invest Ltd.	156,267
Hare & Co.	3,594,133
Diamond Alternative Energy, LLC	1,333,333

*	The Corporation is currently in the process of converting the holdings of these holders to Common Stock.

7.	Attached hereto as Exhibit A is a listing of all of the Corporation’s outstanding options to purchase shares of its Common Stock as of July 27, 2011. On July 22, 2011, the Board of Directors of the Corporation approved resolutions to issue an aggregate of 2,054,325 options to purchase Common Stock, as disclosed in further detail on Exhibit A, but these options have not yet been granted to the respective individuals indicated therein.

8.	In connection with the execution of the Loan and Security Agreement between the Corporation and Pinnacle Ventures, L.L.C. (“Pinnacle”), as agent for the lenders identified on Schedule 1 thereto (the “Pinnacle Lenders”), dated October 6, 2006, and as amended by an Amendment to Loan Agreement dated October 30, 2006 (as amended, the “Pinnacle Loan Agreement”), the Corporation granted to an affiliate of Pinnacle, Pinnacle Ventures II Equity Holdings, L.P. (the “Pinnacle Warrant Holder”), a warrant (the “Pinnacle Warrant”) exercisable for 162,500 shares (the “Pinnacle Shares”) of either: (i) the Corporation’s Series Al Preferred Stock, par value $.001 per share (“Series A-l Preferred Stock”); or, under certain circumstances as defined therein, (ii) Common Stock or (iii) any security into which the Series A-l Preferred Stock or Common Stock may be converted, exchanged, reclassified or otherwise changed. The exercise price of the Pinnacle Warrant is $1.00 per share.

9.	In connection with the execution of the Loan and Security Agreement between the Corporation and Pinnacle, as agent for the lenders identified on Schedule 1B thereto, dated February 5, 2008 (the “Pinnacle 2008 Loan Agreement”), the Corporation granted to an affiliate of Pinnacle, Pinnacle Ventures II Equity Holdings, L.L.C. (the “Pinnacle Warrant Holder”), a warrant (the “Pinnacle Series B Warrant”) exercisable for a certain number of shares by a calculation provided therein (the “Pinnacle Series B Shares”) of either: (i) the Corporation’s Series B Preferred Stock, par value $.001 per share (“Series B Preferred Stock”); or, under certain circumstances as defined therein, (ii) Common Stock or (iii) any security into which the Series B Preferred Stock or Common Stock may be converted, exchanged, reclassified or otherwise changed. The exercise price of the Pinnacle Series B Warrant is $2.67 per share.

10.	In connection with the execution of the Pinnacle 2008 Loan Agreement between the Corporation and Pinnacle, as agent for the lenders identified on Schedule 1B thereto, the Corporation granted to the Pinnacle Warrant Holder a warrant (the “Pinnacle Series C Warrant”) exercisable for a certain number of shares by a calculation provided therein (the “Pinnacle Preferred Shares”) of either: (i) the Corporation’s Series B Preferred Stock or the Company’s Series C Preferred Stock, par value $.001 per share (“Series C Preferred Stock”); or, under certain circumstances as defined therein, (ii) Common Stock or (iii) any security into which the Series B Preferred Stock, Series C Preferred Stock, or Common Stock may be converted, exchanged, reclassified or otherwise changed. The exercise price of the Pinnacle Series C Warrant is an amount to be determined by a calculation provided in the Pinnacle 2008 Loan Agreement.

11.	In connection with the execution of the Note Conversion Agreement, dated as of August 31, 2010, by and among the Corporation and the purchasers identified therein (the “Note Conversion Agreement”), the Corporation granted to the purchasers listed on Schedule I to the Note Conversion Agreement certain warrants (the “SunOpta Series D Warrants”) exercisable for an aggregate of 1,357,806 shares (the “SunOpta Preferred Shares”) of the Corporation’s Series D Preferred Stock, par value $.001 per share (“Series D Preferred Stock”). The exercise price of each of the SunOpta Series D Warrants is $3.75 per share.

12.

In connection with the execution of the Share Purchase Agreement, dated as of August 31, 2010, by and between the Corporation, Mascoma Canada Inc., SunOpta Inc., SunOpta BioProcess Inc., and the parties identified on Schedule A thereto (the “Share

Purchase Agreement”), the Corporation granted to SunOpta Inc. a warrant to purchase 1,000,000 shares of Common Stock with an exercise price of $3.75 per share.

13.	In connection with the execution of the Series D Preferred Stock and Warrant Purchase Agreement, dated as of January 7, 2011, by and between the Corporation and Diamond Alternative Energy, LLC (the “Valero Agreement”), the Corporation granted Diamond Alternative Energy, LLC a warrant (the “Valero Warrant”) exercisable for an aggregate of 1,333,333 shares of the Series D Preferred Stock (the “Valero Shares”). The exercise price of the Valero Warrant is $3.75 per share.

14.	In connection with the execution of the Amended and Restated Loan and Security Agreement between the Corporation, the subsidiaries of the Corporation listed on Schedule 1A thereto and Pinnacle, as agent for the lenders identified on Schedule 1B thereto, dated as of June 1, 2011 (the “Pinnacle 2011 Loan Agreement”), the Corporation granted to each of Pinnacle Ventures II Equity Holdings, L.L.C. and Pinnacle Ventures III Equity Holdings, L.L.C. (the “Pinnacle Warrant Holders”), a warrant (the “Pinnacle 2011 Warrant”) exercisable for a certain number of shares by a calculation provided therein of Common Stock. The exercise price of each of the Pinnacle 2011 Warrants is determined by a calculation provided therein, not to exceed $1.97 per share.

15.	The Stock Purchase Agreement between Dartmouth College (“Dartmouth”) and the Corporation, dated July 10, 2006 (the “Dartmouth SPA”), provides that Dartmouth shall have the right (the “Dartmouth Put”) for a period of three months after the fifth anniversary of the Dartmouth SPA, subject to certain limitations described therein, to put the shares of Common Stock issued and sold to Dartmouth pursuant to the Dartmouth SPA (the “Dartmouth Shares”) to the Corporation at the fair market value of such Shares at the time that the Dartmouth Put is exercised.

16.	Pursuant to the Letter of Understanding to Conduct an Executive Search between Schweichler Price & Partners, Inc. (“Schweichler”) and the Corporation, dated January 1, 2007 (the “Schweichler Agreement”), Schweichler has a right to purchase up to 7,634 shares of Common Stock (the “Schweichler Shares”), at an aggregate purchase price of $10,000.54. On July 11, 2007, the Corporation notified Schweichler of its right purchase the Schweichler Shares and, on November 12, 2007, the Corporation received notice from Schweichler that Schweichler would not purchase the Schweichler Shares.

17.	In connection with the Corporation’s issuance of stock options to its employees in the State of New York pursuant to the option plan, the Corporation failed to timely file the paperwork qualifying the Corporation, pursuant to N.Y. GEN. BUS. LAW § 359-f-2-e, for an exemption from registration in the State of New York as required by N.Y. GEN. BUS. LAW § 359-e. The Corporation filed documents with the State of New York to obtain an exemption from registration.

18.	The Dartmouth Shares, the Stellenbosch Shares and the shares of Common Stock held by David Hogsett and Jonathan Mielenz, transferred from Advanced Bioconversion Technologies, Inc. (the “ABT Shares”) are not subject to vesting in favor of the Corporation.

19.	The shares of Common Stock held by Robert J. Johnsen are not subject to vesting in favor of the Corporation. Such shares vested in accordance with the stock restriction and repurchase agreement between the Corporation and Mr. Johnsen (the “Johnsen Stock Agreement”) when his employment was terminated by the Corporation without Cause (as defined therein), effective July 7, 2006, pursuant to a separation agreement between Mr. Johnsen and the Corporation, dated September 19, 2006 (the “Johnsen Separation Agreement”). The Corporation elected to repurchase at cost the shares held by Mr. Johnsen that were subject to the Johnsen Stock Agreement and which had not become vested thereunder.

20.	As noted above and in Exhibit A, certain options for the purchase of the Corporation’s Common Stock do not vest over four years in monthly installments. Certain of the options granted to William J. Brady are subject to accelerated vesting in connection with a Change of Control (as defined in the terms of the applicable options grants). Certain of the options to be granted to David Arkowitz pursuant to his Offer Letter dated as of May 3, 2011 are subject to accelerated vesting in connection with an initial public offering or a Change of Control (as defined in the terms of the applicable options grants).